NEW YORK MUNI FUND


Dear Fellow Shareholder:

The first half of 1997 was a difficult one for fixed income investors. New York Muni Fund saw its share price drop from 87 cents to 84 cents per share in the January-June period for a total return of -1.96%. This placed the Fund at the bottom tier of New York municipal bond funds according to Morningstar Inc.

The year began on a sour note as strength in the economy triggered a new round of inflation jitters. Even the Federal Reserve was affected by inflation fears because in late March the Federal Open Market Committee decided that tighter credit was necessary. The Federal Reserve hiked interest rates modestly, and made it clear that additional increases would be forthcoming unless demand conditions in the economy eased. We have fought this view continuously in recent years, arguing that inflation would remain calm even in the face of steady economic growth.

By late April it seems that market psychology may have finally begun shifting toward a benign view of inflation. Economic growth is continuing unabated, and with signs of inflation still totally absent, the fixed income investment arena has begun to improve. Thus, the New York Muni Fund's share price steadied in May and June.

During this year's first half significant changes were made to the New York Muni Fund portfolio so as to improve credit quality and enhance liquidity. To this end the percentage of BBB rated bonds was reduced in favor of municipal bonds rated A or better by the major rating services. In addition, the Fund's holdings of inverse floating rate bonds was further reduced during the first half. Inverse floaters have a higher degree of sensitivity to interest rate changes than regular bonds, so by reducing the Fund's holdings of inverse floaters it has become less sensitive to significant swings in the overall bond market. Finally, while the Fund still employs leverage, the Fund has been borrowing significantly less than in past periods. The net effect of these changes has been to reduce the Fund's volatility while still enabling it to move in line with the general market. Another side effect has been to lower the Fund's yield.

Looking ahead then we expect a relatively calm bond market environment with relatively stable interest rates. Municipal bonds modestly outperformed Treasury bonds in the first half of the year, and over the next six months we would expect both sectors to move similarly. We are looking forward to the upcoming merger with the Tocqueville Fund Family, and we thank you for your continued trust.

Sincerely,


Dr. Vincent J. Malanga
President

                               NEW YORK MUNI FUND
                              PORTFOLIO COMPOSITION
                                  JUNE 30, 1997


         [The following tables represent charts in the printed piece.]


                                     BY TYPE

                             FCLT .......  (39.1%)
                             INLT .......  (29.0%)
                             LRIB .......  (16.4%)
                             FCSI .......  (15.5%)


                                   BY RATING+

                    AAA .............................  (54.7%)
                    A ...............................  (36.7%)
                    Non-income producing bonds ......   (4.1%)
                    NR ..............................   (3.2%)
                    AA ..............................   (1.3%)

FIXED COUPON BONDS
    FCLT -- Long (maturity greater than 15 years) (includes long zero coupons) FCSI -- Short or Intermediate (maturity less than 15 years) (includes zero coupon bonds)

VARIABLE RATE BONDS
RIB (RESIDUAL INTEREST BOND) type inverse floaters. These are leveraged bonds whose coupon varies inversely with rates on short term companion issues. The inverse floater's price will be more volatile than that of a fixed coupon bond.
    LRIB -- Long Term (maturity greater than 15 years)
    SRIB -- Short or  Intermediate  Term (less than 15 year maturity)

IN (INDEX) based inverse floaters are bonds whose interest coupons vary inversely with an index of short term interest rates and then revert to a fixed rate mode. The inverse floater's price will be more volatile than that of a fixed coupon bond.

    INLT -- Long Term  (maturity greater than 15 years)
    INSI -- Short or  Intermediate  Term (maturity less than 15 years)

+If a security has a split rating, the highest applicable rating is used, including published ratings on identical credits for individual securities not individually rated.

NEW YORK MUNI  FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  ASSETS
  Investment in securities at value (Note 4) (cost $147,197,231)   $ 137,469,368
  Receivables:
    Interest ...................................................       2,211,365
    Investment securities sold .................................       4,900,007
    Capital stock sold .........................................          25,425
                                                                   -------------
      Total assets .............................................     144,606,165
                                                                   -------------
  LIABILITIES
  Notes payable (Note 6) .......................................      42,300,000
  Payables:
    Investment securities purchased ............................      12,368,351
    Bank overdraft payable .....................................         186,986
    Dividend declared ..........................................          41,386
    Capital stock redeemed .....................................          69,436
    Accrued expenses ...........................................         296,797
                                                                   -------------
      Total liabilities ........................................      55,262,956
                                                                   -------------
  NET ASSETS consisting of:
    Accumulated net realized loss ..............  $ (24,443,656)
    Unrealized depreciation of securities ......     (9,727,863)
    Paid-in-capital applicable to 106,858,452
      shares of $.01 par value capital stock ...    123,514,728
                                                  -------------
                                                                   $  89,343,209
                                                                   =============
  NET ASSET VALUE PER SHARE ....................................            $.84
                                                                           =====


STATEMENT OF OPERATIONS
Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest income ..............................................  $ 4,616,233
EXPENSES (Notes 2 and 3)
    Management fee ...............................   $     340,703
    Custodian and accounting fees ................          57,769
    Transfer agent fees ..........................         141,181
    Professional fees ............................         343,017
    Directors' fees ..............................          80,427
    Printing and postage .........................           9,741
    Interest .....................................       1,075,484
    Distribution expenses ........................         387,779
    Other ........................................           2,511
                                                     -------------
      Total expenses .............................................    2,438,612
                                                                    -----------
      Net investment income ......................................    2,177,621
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized loss on:
      Investments ................................      (2,550,774)
    Net unrealized appreciation of investments ...         554,129
                                                     -------------
    Net loss on investments ......................................   (1,996,645)
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .......................  $   180,976
                                                                    ===========

                       See Notes to Financial Statements.

NEW YORK MUNI FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   For the Six
                                                                  Months Ended           Year Ended
                                                                  June 30, 1997         December 31,
                                                                   (Unaudited)              1996
                                                                  ------------          ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income .....................................    $ 2,177,621           $6,229,467
    Net realized (loss) gain on investments ...................     (2,550,774)          (2,404,362)
    Unrealized (depreciation) appreciation on investments .....        554,129           (4,292,643)
                                                                  ------------         ------------
      Net (decrease) increase in net assets from operations ...        180,976             (467,538)
DIVIDENDS PAID TO SHAREHOLDERS FROM:
    Investment income .........................................     (2,177,621)          (6,229,467)
    CAPITAL SHARE TRANSACTIONS (Note 5) .......................   (105,405,939)         (23,248,833)
                                                                  ------------         ------------
      Total (decrease) increase ...............................   (107,402,584)         (29,945,838)
NET ASSETS:
    Beginning of period .......................................    196,745,793          226,691,631
                                                                  ------------         ------------
    End of period .............................................   $ 89,343,209         $196,745,793
                                                                  ============         ============


STATEMENT OF CASH FLOWS
Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
    Increase (Decrease) in Cash
    Cash Flows From Operating Activities
      Net increase to net assets from operations ..........     $       180,976
      Adjustments to reconcile net increase in net assets
          from operations to net cash provided by operating
          activities:
        Purchase of investment securities .................        (657,627,838)
        Proceeds on sale of securities ....................         721,163,675
        Decrease in interest receivable ...................           1,597,056
        Decrease in accrued expenses ......................            (486,850)
        Net accretion of discount on securities ...........             (84,289)
        Net realized (gain) loss:
          Investments .....................................           2,550,774
        Unrealized appreciation on securities .............            (554,129)
                                                                ---------------
              Net cash provided by operating activities ...          66,739,375
                                                                ---------------
    Cash Flows From Financing Activities:*
      Net proceeds from notes payable .....................          41,155,643
      Proceeds on shares sold .............................       1,263,856,654
      Payment on shares repurchased .......................      (1,371,403,482)
      Cash dividends paid .................................            (348,190)
                                                                ---------------
              Net cash used in financing activities........         (66,739,375)
                                                                ---------------
              Net decrease in cash
    Cash at beginning of period ...........................                   0
                                                                ---------------
    Cash at end of period .................................     $             0
                                                                ===============
   ------------------
   *Non-cash financing activities not included herein consist of reinvestment of dividends of $2,184,901.

   Cash payments for interest expense totaled $1,318,267.

                       See Notes to Financial Statements.

NEW YORK MUNI FUND

STATEMENT OF INVESTMENTS
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


       PRINCIPAL
        AMOUNT                                   ISSUE ooo                                        TYPE o     RATING oo     VALUE
       --------                                  -----                                             ----      ------       -------
       1,850,000++     Battery Park City, HDA, RB, Series 96A, Junior Lien,
                          AMBAC Insured 5.50, 11/1/26 ...........................................   FCLT        AAA     $ 1,812,908

       2,000,000++     East Rochester, NY Housing Authority, RB, Senior Lien, St Johns Meadows,
                          MBIA Insured, FHA Insured, 5.75, 8/1/37 ...............................   FCLT        AAA       1,993,660

         695,000++     Glen Cove, IDA, CFR, The Regency at Glen Cove Project, AMBAC Insured,
                          ETM, CAB, 10/15/19 ....................................................   FCLT        AAA         192,619

       7,000,000++     MTA Dedicated Tax Fund, RB, Series A, MBIA Insured, 5.25, 4/1/26 .........   FCLT        AAA       6,718,810

      11,870,000++x    New York City, GO, IFRN*, 4.26, 8/15/10 ..................................   INLT        A-       11,708,331

      13,640,000++     New York City, GO, IFRN*, 5.15, 8/1/14 ...................................   INLT        A-       13,640,000

      14,600,000++x    New York City, GO, IFRN*, 3.65, 8/15/17 ..................................   INLT        A-       14,469,622

       2,520,000++     New York City, GO, Series 96J, FGIC Insured, 5.50, 2/15/26 ...............   FCLT        AAA       2,477,034

       5,290,000++x    New York City, ECF, MBIA Insured, STEP** 3.75, 4/1/08 ....................   FCSI        AAA       5,329,675

       5,925,000++x    New York City, ECF, MBIA Insured, STEP** 3.75, 10/1/08 ...................   FCSI        AAA       5,969,438

       2,200,000++x    New York City, IDA, Imclone Systems Inc Project, AMT, 11.25, 5/1/04 ......   FCSI        NR        2,317,062

       5,000,000++     New York City, MWFA, Water & Sewer Systems,, RB, Series 95A,
                          FGIC Insured, 5.50, 6/15/23 ...........................................   FCLT        AAA       4,905,050

       4,000,000++     New York City, MWFA, Water & Sewer Systems,, RB, Series 97B,
                          MBA Insured, 5.50, 6/15/27 ............................................   FCLT        AAA       3,902,400

       3,640,000++     New York City, IDA, CFR, The Rockefeller Foundation Project,
                          5.37, 7/1/23 ..........................................................   FCLT        AAA       3,535,750

       2,113,000++x    New York City, IDA, Imclone Systems Inc Project, AMT, 10.75, 12/15/97 ....   FCSI        NR        2,113,106

       3,000,000++     New York State, DAR, RB, Millard Fillmore Hospital, AMBAC Insured,
                          FHA Insured, 5.37, 2/1/32 .............................................   FCLT        AAA       2,859,690

       5,400,000++     New York State, DAR, City University System, Third General
                          Resolution Board, MBIA Insured, 5.50, 7/1/24 ..........................   FCLT        AAA       5,325,263

       1,750,000++     New York State, Mortgage Agency, RB, Homeowner Mortgage, Series 66,
                          5.60, 10/1/17 .........................................................   FCLT        AA        1,737,260

       3,000,000++     New York State, MCFFA, Mental Healeth Services Facilities, FSA Insured,
                          5.25, 2/15/19 .........................................................   FCLT        AAA       2,854,650

       25,000,000++xOx New York State Thruway Authority, FGIC Insured, IFRN*, 5.47, 1/1/04 ......   LRIB        AAA      22,500,000

NEW YORK MUNI FUND

June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


       PRINCIPAL
        AMOUNT                                   ISSUE ooo                                        TYPE o     RATING oo     VALUE
       --------                                  -----                                             ----      ------       -------
       5,000,000++    New York State, UDC, Corporate Purpose, Senior Lien, 5.37, 7/1/22 .........   FCLT        AAA    $  4,885,700

       6,975,000++    New York State, UDC, Corporate Purpose, Subordinate Lien, 5.50, 7/1/22 ....   FCLT        A         6,790,302

      15,675,000++x+  Niagara County, IDA Bonds and Niagara Falls URABond;
                          Falls Street Faire Project, Falls Street Station Project,
                          AMT, 10.00% 9/1/06 Old Falls Street Improvement Project,
                          11% 5/1/09 (see Note 4 to Financial Statements) .......................   FCSI        NR        5,610,867

       3,400,000++    Onondaga County, IDA, Series A, Crouse Irving Project, LOC Fleet Bank,
                          7.90, 1/1/17 ..........................................................   FCLT        A-        3,820,171
                                                                                                                       ------------
                                     Total Investments (Cost $147,197,231@) .....................                      $137,469,368
                                                                                                                       ============

* Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at June 30, 1997.
** Step Bonds (STEP) are instruments whose interest rate is fixed at an initial rate and then increases ("steps up") to another fixed rate until maturity.
@    Cost for Federal income tax purposes is $147,205,582.
+ The value of these non-income producing securities has been estimated by persons designated by the Fund's Board of Directors using methods the Director's believe reflect fair value. See Note 4 to the financial statements.
Ox The value of this security has been estimated by the Fund's Board of Directors using methods the Directors believe reflect fair value. See Note 4 to the financial statements.
++ Approximately $137,469,368 market value of securities are segregated in whole or in part as collateral securing a line of credit.
x The Fund owns 100% of the security and therefore there is no trading in the security. See Note 4 to the financial statements.

                                     LEGEND

     o Type  FCLT         --Fixed Coupon Long Term
             FCSI         --Fixed Coupon Short or Intermediate Term
             LRIB         --Residual Interest Bond Long Term
             INLT         --Indexed Inverse Floating Rate Bond Long Term
 oo Ratings  If a security has a split rating the highest applicable rating is used, including published ratings on identical credits for individual securities not individually rated.
             NR--Not Rated
  ooo Issue  AMBAC        American Municipal Bond Assurance Corporation
             AMT          Alternative Minimum Tax
             CAB          Capital Appreciation Bond
             CFR          Civic Facility Revenue
             COP          Certificates of Participation
             DAR          Dormitory Authority Revenue
             ECF          Educational Construction Fund
             EFC          Environmental Facilities Corp.
             ETM          Escrowed to Maturity
             FGIC         Financial Guaranty Insurance Corporation
             FHA          Federal Housing Administration
             FSA          Financial Security Association
             GO           General Obligation
             HDA          Housing Development Agency
             HFA          Housing Financing Agency
             HIC          Hospital Improvement Corporation
             IDA          Industrial Development Authority
             ITEMECF      Industrial, Tourist, Education, Medical and
                          Environmental Control Facilities
             LOC          Letter of Credit
             MBIA         Municipal Bond Insurance Assurance Corporation
             MCF          Medical Care Facilities
             MCFFA        Medical Care Facilities Finance Agency
             MTA          Metropolitan Transit Authority
             MWFA         Municipal Water Finance Authority
             NHRB         Nursing Home Revenue Bond
             RB           Revenue Bond
             RDA          Research and Development Authority
             SWMA         Solid Waste Management Authority
             URA          Urban Renewal Authority

                       See Notes to Financial Statements.

NEW YORK MUNI FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

       New York Muni Fund (the Fund) is a series of Fundamental Funds, Inc. (the "Company"). The Company is an open-end management investment company registered under the Investment Company Act of 1940. The Fund seeks to provide a high level of income that is excluded from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes. The Fund intends to achieve its objective by investing substantially all of its total assets in municipal obligations of New York State, its political subdivisions and its duly constituted authorities and corporations. The Fund employs leverage in attempting to achieve this objective. The following is a summary of significant accounting policies followed in the preparation of its financial statements:
              VALUATION OF SECURITIES--The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's directors, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Municipal daily or weekly variable rate demand instruments will be priced at par value plus accrued interest. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's directors using methods which the directors believe reflect fair value.

              FUTURES CONTRACTS AND OPTIONS WRITTEN ON FUTURE CONTRACTS--Initial margin deposits with respect to these contracts are maintained by the Fund's custodian in segregated asset accounts. Subsequent changes in the daily valuation of open contracts are recognized as unrealized gains or losses. Variation margin payments are made or received as daily appreciation or depreciation in the value of these contracts occurs. Realized gains or losses are recorded when a contract is closed.

              OPTIONS WRITTEN ON MUNICIPAL BONDS--The Fund may write options on municipal bonds. Premiums received for options written are recorded as a liability and subsequently marked to market daily to reflect the current value of the options written. If the written option expires unexercised, the premium received is treated as realized gain. If the option is exercised, the premium received is used to reduce the cost of the security purchased or sold.

              FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

              DISTRIBUTIONS--The Fund declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains, if any, realized on sales of investments are made annually, as declared by the Fund's Board of Directors. Distributions are determined in accordance with income tax regulations. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

              GENERAL--Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discount on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net operating expenses incurred on properties collateralizing defaulted bonds are charged to operating expenses as incurred. Costs incurred to restructure defaulted bonds are charged to realized losses as incurred.

              ACCOUNTING ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NEW YORK MUNI FUND

June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       Under a Management Agreement, the Fund pays an investment management fee to Fundamental Portfolio Advisors, Inc. (the Manager) equal to 0.5% of the Fund's average daily net asset value up to $100 million and decreasing by .02% of each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. The Manager is required to reimburse the Fund an amount not exceeding the amount of fees payable to the Manager under the agreement for any fiscal year, if, and to the extent that the aggregate operating expenses of the Fund for any fiscal year including the fees payable to the Manager, but excluding interest expenses, taxes, brokerage fees and commissions, expenses paid pursuant to the Distribution Plan, and extraordinary expenses exceeds, on an annual basis, 1.5% of the average daily net assets of the Fund. No such reimbursement was required for the six months ended June 30, 1997.

       The  Manager  has  cooperated  in  an  investigation   conducted  by  the
Securities and Exchange Commission concerning an affiliated fund. The Commission's staff indicated that the Commission has authorized the commencement of certain proceedings against the Manager, the Distributor and two individuals associated with the manager. All parties intend to vigorously contest any charges.

       Pursuant to a Distribution Plan (the Plan) adopted pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing other shareholder services. Payments by the Fund shall not in the aggregate, in any fiscal year, exceed 0.5% of the average daily net assets of the Fund.

       Under a  distribution  agreement  with  Fundamental  Service  Corporation
(FSC), an affiliate of the Manager, amounts are paid under the Plan to compensate FSC for the services it provides and the expenses it bears in distributing the Fund's shares to investors. Any cumulative distribution expenses related to the Fund incurred by FSC in excess of the annual maximum amount payable by the Fund under the Plan may be carried forward for three years in anticipation of reimbursement by the Fund on a "first in-first out" basis. If the Plan is terminated or discontinued in accordance with its terms, the obligation of the Fund to make payments to FSC will cease and the Fund will not be required to make payments past the termination date. Amounts paid to FSC pursuant to the agreement totaled $153,600 for the six months ended June 30, 1997.

       The Fund compensates Fundamental Shareholder Services, Inc., an affiliate of the manager, for the services it provides under a Transfer Agent and Service Agreement. Transfer agent fees for the six months ended June 30, 1997 are set forth in the statement of operations.

3. DIRECTORS' FEES

       All of the Directors of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at board meetings and meetings of committees which are common to each Fund, each Director who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets.


4. COMPLEX  SECURITIES, CONCENTRATIONS OF CREDIT RISK, AND INVESTMENT
   TRANSACTIONS

       INVERSE FLOATING RATE NOTES (IFRN):

       The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a "leverage factor"whereby the interest rate moves inversely by a "factor" to the benchmark rate. For example, the rates on the inverse floating rate note may move inversely at three times the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's. Subsequent to June 30, 1997 all but one of the inverse floaters held by the Fund were sold at prices at or above carrying costs. Thus as of August 29, 1997 inverse floaters constituted 16.3% of the portfolio.

       CONCENTRATION OF CREDIT RISK AND TRANSACTIONS IN DEFAULTED BONDS:

       The Fund owned 100% of two Niagara Falls Industrial Development Agency bonds ("IDA Bonds") due to mature on September 1, 2006, and 98.3% of a Niagara Falls New York Urban Renewal Agency 11% bond ("URA Bond") due to mature on May 1, 2009 which are in default. The IDA Bonds are secured by commercial retail and office buildings known as the Falls Street Faire and Falls Street Station Projects ("Projects"). The URA Bond is secured by certain rental payments from the Projects.

NEW YORK MUNI FUND

June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

       The Fund, through its investment banker and manager, negotiated agreements whereby the Fund received cash of $3,000,000 subsequent to December 31, 1996 and executed an assumption agreement with the purchasers of the Falls Street Faire and Station Projects. Under the assumption agreement the purchaser has agreed to assume debt of $8,000,000 bearing interest at 10% per annum in exchange for the Fall Street Faire Project. The assumption agreement provides for certain interest and forbearance payments in accordance with the agreement's payment schedule.

       These securities are being valued under methods approved by the Board of Directors. The aggregate value of these securities is $5,610,867 (35.80% to their aggregate face value of $15,675,000). There is uncertainty as to the timing of events and the subsequent ability of the Projects to generate cash flows sufficient to provide repayment of the bonds. No interest income was accrued on these bonds during the year ended December 31, 1996. There were no Legal investment banking, and other restructuring costs charged to realized loss for the six months ended June 30, 1997. ($1,487,000 cumulatively from October 6, 1992 to June 30, 1997). The Fund through its investment banker, engaged a manager to maintain the Projects on its behalf, and the Fund is paying the net operating expenses of the Projects. Net operating expenses related to the Projects for the year ended December 31, 1996 are disclosed in the statement of operations, and cumulatively from October 6, 1992 to June 30, 1997 totaled approximately $612,629.

       Additionally, the Fund owns 100% of several securities as indicated in the Statement of Investments. As a result of its ownership position there is no active trading in these securities. Valuations of these securities are provided by a pricing service and are believed by the Manager to reflect fair value. The market value of securities owned 100% by the Fund was approximately $70,018,101 (78% of net assets), including the securities described in the previous paragraph at June 30, 1997. With respect to securities owned 100% by the Fund, the $22,500,000 New York State Thruway FGIC Insured, IFRN Bonds, in addition to the $5,610,867 bonds described in the preceding paragraph, have been valued using methods approved by the Board of Directors. Subsequent to June 30, 1997 $34,208,331 of the securities owned 100% by the Fund were sold at prices at or above the prices at which they were carried. Thus, as of August 29, 1997, the Fund had $35,831,151 (43.5% of net assets) of securities owned 100% by the Fund.

       OTHER INVESTMENT TRANSACTIONS:

       During the six months ended June 30, 1997, purchases and sales of investment securities, other than short-term obligations, were $261,711,207 and $324,924,313 respectively.

       As of June 30, 1997 net unrealized depreciation of portfolio securities on a federal income tax basis amounted to $9,736,214 composed of unrealized appreciation of $1,107,351 and unrealized depreciation of $10,843,565.

       The Fund has capital loss carryforwards available to offset future capital gains as follows:

                      AMOUNT                        EXPIRATION
                      ------                        -----------
                    $18,503,000                  December 31, 2002
                      2,152,000                  December 31, 2004
                      2,550,774                  December 31, 2005
                    -----------
                    $23,205,774
                    ===========

5. CAPITAL STOCK

       As of June 30, 1997 there were 500,000,000 shares of $.01 par value capital stock authorized. Transactions in capital stock were as follows:

                                                SIX MONTHS ENDED                               YEAR ENDED
                                                  JUNE 30, 1997                             DECEMBER 31, 1996
                                         --------------------------------        -------------------------------
                                            SHARES              AMOUNT              SHARES             AMOUNT
                                         ------------        ------------        ------------       ------------
Shares sold .......................    1,477,539,358      $1,263,882,079         3,704,110,578      $3,314,430,819
Shares issued on reinvestment
  of dividends ....................        2,551,375           2,184,901             5,501,544           4,939,206
Shares redeemed ...................   (1,599,190,017)     (1,371,472,919)       (3,714,943,217)     (3,342,618,858)
                                      --------------      --------------        --------------      --------------
Net (decrease) ....................     (119,099,284)     $ (105,405,939)           (5,331,095)     $  (23,248,833)
                                      ==============      ==============        ==============      ==============

NEW YORK MUNI FUND

June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

6. LINE OF CREDIT

       The Fund has line of credit agreements with banks collateralized by cash and portfolio securities. Borrowings under these agreements bear interest linked to the banks' prime rate. Pursuant to these agreements $42,300,000 was outstanding at June 30, 1997.

       The maximum month end and the average borrowings outstanding during the six months ended June 30, 1997 were $75,000,000, and $31,777,000, respectively.

7. SUBSEQUENT TRANSFER

       On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund:Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund")will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

       The corresponding Tocqueville Fund will have investment objectives, policies and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

       Fundamental's Board Members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Fall of 1997.

       Tocqueville Asset Management L.P. serves as investment adviser to four mutual funds and a number of private accounts. Tocqueville Asset Management L.P. has approximately $720 million in assets under management.

NEW YORK MUNI FUND

June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

8. SELECTED FINANCIAL INFORMATION

                                                     SIX MONTHS                            YEARS ENDED DECEMBER 31,
                                                        ENDED           ------------------------------------------------------------
                                                    JUNE 30, 1997       1996            1995             1994              1993
                                                    -------------       ----            ----             ----              ----
PER SHARE OPERATING PERFORMANCE
  (for a share outstanding throughout the period)

Net Asset Value, Beginning of Period ............      $0.87           $0.98           $0.88            $1.18            $1.21
                                                       ------          ------          ------           ------           ------
Income from investment operations:
Net investment income ...........................        .013            .035            .035             .056             .065
Net realized and unrealized gains (losses)
  on investments ................................       (.030)          (.110)           .101            (.290)            .082
                                                       ------          ------          ------           ------           ------
          Total from investment operations ......       (.017)          (.075)           .136            (.234)            .147
                                                       ------          ------          ------           ------           ------
Less Distributions:
Dividends from net investment income ............       (.013)          (.035)          (.035)           (.056)           (.065)
Dividends from net realized gains ...............         --              --            (.001)           (.010)           (.112)
                                                       ------          ------          ------           ------           ------
          Total distributions ...................       (.013)          (.035)          (.036)           (.066)           (.177)
                                                       ------          ------          ------           ------           ------
Net Asset Value, End of Period ..................      $ .84           $0.87           $0.98            $0.88            $1.18
                                                       ======          ======          ======           ======           ======
          Total Return ..........................      (1.96%)         (7.73%)         15.67%          (20.47%)          12.58%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000) .................     $89,343        $196,746        $226,692         $212,665         $275,552
Ratios to Average Net Assets:
  Interest expense ..............................       1.57%*          2.11%           2.09%            1.59%             .61%
  Operating expenses ............................       1.99%*          1.66%           1.55%            1.62%            1.44%
                                                       ------          ------          ------           ------           ------
          Total expenses ........................       3.56%*          3.77%           3.64%            3.21%            2.05%
                                                       ======          ======          ======           ======           ======
          Net investment income .................       3.18%*          3.89%           3.81%            5.34%            5.20%
Portfolio turnover rate .........................     155.27%         347.44%         347.50%          289.69%          404.05%

BANK LOANS
Amount outstanding at end of period (000 omitted)     $42,300        $  1,200        $ 64,575         $ 20,000         $ 20,873
Average amount of bank loans outstanding
  during the period (000 omitted) ...............     $31,777        $ 49,448        $ 49,603         $ 54,479         $ 24,100
Average number of shares outstanding
  during the period (000 omitted) ...............     161,474         178,456         191,692          206,323          184,664
Average amount of debt per share during the period    $  .197        $   .277        $   .259         $   .264         $   .131

*Annualized.

                              NEW YORK MUNI FUND(R)
                              90 Washington Street
                               New York, NY 10006
                                 1-800-322-6864


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


--------------------------------------------------------------------------------


                              NEW YORK MUNI FUND(R)

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1997
                                   (UNAUDITED)



                            NEW YORK [LOGO] MUNI FUND

                                     TRIPLE
                               TAX-FREE INVESTING


                       [LOGO]     FUNDAMENTAL
                                  FUNDAMENTAL FAMILY OF FUNDS


--------------------------------------------------------------------------------